Exhibit 99.1
Boston Investor Meetings Hosted by John Morris, Wachovia Securities, LLC September 11, 2008

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 We desire to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). This presentation contains various "forward-looking statements" within the meaning of the PSLRA and other applicable securities laws. Such statements can be identified by the use of the forward-looking words "anticipate," "estimate," "project," "target," "predict," "believe," "intend," "plan," "expect," "hope," "risk," "could," "pro forma," "potential," "prospect," "forecast," "outlook" or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this presentation: Effectiveness of converting Limited Too stores to Justice stores; Ability to convert Limited Too customers to the Justice brand; Risk that the benefits expected from the brand conversion program will not be achieved or may take longer to achieve than expected; Ability to grow or maintain comparable store sales; Decline in the demand for our merchandise; Ability to develop new merchandise; The impact of competition and pricing; Level of mall and power center traffic; Effectiveness of expansion into new or existing markets; Effectiveness of store remodels; Availability of suitable store locations at appropriate terms; Effectiveness of our brand awareness and marketing programs; Ability to enforce our licenses and trademarks; Ability to hire, retain and train associates; Ability to successfully launch a new brand; A significant change in the regulatory environment applicable to our business; Risks associated with our sourcing and logistics functions; Changes in existing or potential trade restrictions, duties, tariffs or quotas; Currency and exchange risks; Changes in consumer spending patterns, consumer preferences and overall economic conditions; Potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere; Impact of modifying and implementing new information technology systems, particularly on the security of our computer network; Outcome of various legal proceedings; Impact of product recalls; Acts of terrorism in the U.S. or worldwide; and Other risks as described in other reports and filings we make with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. The inclusion of forward- looking statements should not be regarded as a representation by us, or any other person, that our objectives will be achieved. The forward- looking statements made herein are based on information presently available to us as the management of Tween Brands, Inc. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Investor Relations Contact Julie A. Sloat Vice President - Investor Relations jsloat@tweenbrands.com Tel 614.775.3739

Mike Rayden Chairman & Chief Executive Officer Rolando de Aguiar Executive Vice President & Chief Financial Officer Julie Sloat Vice President - Investor Relations

Reinvigorating Tween Brands We are facing a prolonged difficult retail environment & believe value and price are more important than ever and indicative of a long-term change in purchase decisions Apparel market for tween girls declined in 1Q08 Tweens' parents are less willing/able to pay for higher cost fashion or brands We've been investing heavily to sustain differentiation of two brands which have attracted the same customers Justice strong market share gains eroded by decline at Limited Too Costs of doing business increasing Q2 results are a painful confirmation of adverse trend We have selected a course of action that positions us to restore sustainable earnings growth

Pursuit of a Single Brand Strategy Converting about 560 Limited Too stores to stores Justice positions us to improve growth & profitability through enhanced value and execution 900+ Justice stores from 310 today at minimal cost Conversion to Justice merchandise in January 2009 Conversion of external signage complete by end of 1Q09 Expect annual after tax-savings of $20-$25 million ($0.80 -$1.00 per share) Reduced capital expenditures 2007 (A) $102 million 2008 (E) $72-$77 million 2009 (E) $45-$50 million 2010 (E) $40-$45 million Manageable transition risk Strong future growth opportunities from Justice platform including the addition of boys apparel Justice is a proven concept & a limited number of conversions have demonstrated sales increases

Justice Has A Winning Formula Positive comps in difficult environment Apparel sales for tween girls declined 4% through April 2008* Justice's market share increased 86 bps Jan-Apr 2008* It's already working: in some cases, where Limited Too stores have been converted to Justice stores, sales have increased Limited Too brand merchandise will continue to be sold as a layer in select Justice stores Justice has succeeded both in-mall and off-mall *Tween girls 7-14 apparel market, January - April 2008 Source - NPD Group 12 months ended April 2008 The value-oriented Justice brand has built strong awareness and continues to gain share in difficult macro-economic environment

Justice Has Been A Growth Engine Total Net Sales - Justice ONLY Comp Store Sales Compounded annual sales growth of 98% supported by consistent, strong comp store sales and store additions show the relevance and staying power of the Justice brand Sustained double- digit comps since 2005 98% Compounded annual growth rate since 2005 In millions $61.5 $133.2 $241.9 $146.7 $- $50 $100 $150 $200 $250 $300 2005 2006 2007 1H2008

Justice Has Outperformed Peers Tween girls 7-14 apparel market, January - April 2008 Source - NPD Group 12 months ended April 2008 Tween Girl Apparel Sales % Change 2007-2008, Jan-Apr JCPenney -14% -9% 9% -20% 16% -13% 59%

Operational Advantages Of A Single Brand Simplified infrastructure Elimination of redundancy in design, planning, merchandising, corporate service functions Real estate rationalization and more leverage; not bound by "in-mall" or "off-mall" concepts Lower catalog and marketing expenses Additional upside potential associated with focusing our entire database on Justice marketing $20-25 million after tax in annual savings expected in 2009

Conversion Plan Has Manageable Risk Justice is a proven, winning concept; we are not introducing a new brand/format A small number of former Limited Too stores already transitioned to Justice have performed well Expected 2009 cap-ex savings from lower cost Justice store design package will substantially pay for sign conversion program New single-brand strategy in place in time for Spring 2009 buy Execution risk mitigated by proven Justice concept and experienced management team

Head to Head Mall Comparison: Limited Too vs. Justice Based on 4-wall data Superior Justice performance supported by operating statistics in head-to-head comparison August 2008 - Stores Open at Least 12 Months Mall Locations Algonquin Commons Dolphin Easton Town Center Galleria at Sunset Great Lakes Crossing Jersey Gardens Mall of America Mall of Georgia Palisades Quaker Bridge Riverhead San Marcos I&II West County

Conversion Process/Timeline Conversion of all Limited Too stores to be completed in first quarter 2009 Support both brands August 2008 - January 2009 Complete Spring buy decisions August - September 2008 Apparel conversion completed January 2009 Stores signage conversion completed 1Q09

2008 Expectations 2H 2008 Assumptions Estimate Range Net Sales $577 to $592 million Comp Store Sales -6% to -9% Gross Margin 33% to 35% SG&A $155 to $160 million Diluted EPS $0.35 to $0.65* Share Count 25 million FY 2008 Assumptions Estimate Range Cap Ex $72 to $77 million Net Store Sales/avg. sqft $268 to $272 Store Inventory/gross sqft -6% to -9% Gross Square Footage Growth** 7% to 9% Year-end store count** 900 to 910 * Includes $0.45 per share restructuring charge ** Excludes the 26 Limited Too closures expected to take place near the end of FY 2008

Ten-year store and customer growth plan TOO* 588 Justice* 340 Feb 2015 End State Now Feb 2009 Feb 2010 Feb 2011 5 YRS Feb 2020 Justice* 900 Justice* 960 Justice & Boys** 70 Justice & Boys** 700 Justice & Boys** 350 Justice* 500 *4,000 avg sq ft/store **7,500 avg sq ft/store 3.6m sq/ft 3.8m sq/ft 4.3m sq/ft 6.0m sq/ft 7.3m sq/ft 3.6m sq/ft Build boys Test boys Justice* 950 Justice* 850 The plan to expand Justice footprint and add Boys supports sustainable growth opportunity

Reinvigorating Tween Brands Status Quo is not a viable option Justice brand has a winning formula for today's retail environment Manageable transition risk A clear plan to deliver value to shareholders Maintains our ability to grow Conversion to Justice brand will reinvigorate Tween Brands by improving growth and profitability

Appendix

2Q 2008 Results Summary Strong performance at Justice was eroded by significant declines at Limited Too significant declines at Limited Too significant declines at Limited Too unaudited $ in thousands except per share data

1H2008 Results Summary Strong performance at Justice was eroded by significant declines at Limited Too significant declines at Limited Too significant declines at Limited Too unaudited $ in thousands except per share data

Consolidated Balance Sheet As of August 2, 2008 & February 2, 2008 unaudited $ in thousands except per share data

Operating cash & Free Cash Flows YTD August 2, 2008 & July 31, 2007 YTD August 2, 2008 & July 31, 2007 YTD August 2, 2008 & July 31, 2007 unaudited $ in thousands except per share data